                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21437

                Cohen & Steers REIT and Utility Income Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.
--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers REIT and Utility Income Fund for the quarter and period ended December 31, 2004. The net asset value at that date was $21.51 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value. For the quarter and period since inception ended December 31, 2004, the total return, including income, for the Cohen & Steers REIT and Utility Income Fund and the comparative benchmarks were:

                                             TOTAL RETURN, PERIOD ENDED 12/31/04
                                         ---------------------------------------------
                                            MARKET PRICE(a)      NET ASSET VALUE(a)
                                         --------------------   ----------------------
                                                      SINCE                  SINCE
                                         QUARTER   INCEPTION(b) QUARTER   INCEPTION(b)
                                         -------   ----------   -------   ------------
Cohen & Steers REIT and Utility Income
  Fund.................................    7.8%       -0.50%     13.4%      19.5%
NAREIT Equity REIT Index(c)............   15.2%        26.1%     15.2%      26.1%
S&P 1500 Utilities Index(d)............   11.6%        20.9%     11.6%      20.9%
Merrill Lynch Fixed Rate Preferred
  Index(e).............................    2.2%         4.0%      2.2%       4.0%

    The fund's asset mix at December 31, 2004 was 42.5% REIT common stocks, 39.3% utility common stocks and 17.8% preferred stocks (64.8% of which consisted of REIT preferreds and 1.1% of which consisted of utility preferreds) and other fixed income investments.

    During the quarter, three monthly dividends of $0.105 per share were paid to common shareholders. In addition, three monthly dividends of $0.105 per share were declared and will be paid to common shareholders on January 31, 2005, February 28, 2005, and March 31, 2005.(f) Subsequent to year end, on January 18, 2005, the fund issued $75 million in auction market preferred shares (AMPS).

INVESTMENT REVIEW

    REITs and utilities demonstrated strong performance throughout 2004. Contrary to many pundits who suggested that the directional change in interest rates would dominate REIT and utility stock price performance, we continued to believe that changing interest rates have an indeterminate effect on REIT and utility stock prices over the longer term (i.e., the correlation between interest rate changes and REIT and utility stock performance is

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The fund commenced operations on January 30, 2004.
(c) The NAREIT Equity Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax- qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(d) S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas.
(e) The Merrill Lynch Preferred Index is an unmanaged index of preferred securities.
(f) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

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                                       1

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

low). In our view, performance in 2004 amply demonstrated that real estate and utility fundamentals are what matter the most.

    Within the REIT sector, cash flow growth rates had been decelerating since the last peak in REIT stock prices in early 1998. REIT earnings growth finally bottomed in the first quarter of 2004, after falling for six years, and then re-accelerated briskly in the second and third quarters, sparking a substantial REIT rally. Regional mall companies continued to lead the REIT industry in performance. Benefiting from strong sales growth, rapid consolidation of ownership (resulting in greater negotiating leverage with retailers), strong demand for space by retailers, and a relatively fixed supply of franchise assets, the fund's regional mall holdings returned 32.9%. Shopping centers benefited from some of the same trends in retailing and the fund's portfolio of shopping center companies returned 31.7%. One of the fund's largest holdings, Kramont Realty Trust, a shopping center REIT, announced in December that it had entered a definitive agreement to be acquired by Centro Properties Group (an Australian listed company) for $23.50 per share, a 17% premium to the prior day's closing price, which contributed a significant portion of Kramont's total return for the year (27.4%).

    The industrial and apartment sectors, both cyclical in nature, benefited from a strong economy and the fund's holdings in these areas generated 27.3% and 35.2% respectively. Archstone-Smith, a highly respected apartment company, for example, was the best performing stock in the fund and generated a 46.4% total return.

    Office companies, on average, trailed the index by a wide margin, returning 23.4% as a group. Office fundamentals, however, varied widely across the U.S. Although the dividend yields in this sector are generally well above average, our overweight here was a drag on the fund's total return performance. The fund's best performing office holding was Kilroy Realty with a 41.8% total return, while the worst performer was Equity Office Properties with a total returned of 5.4%. The worst performing stock in our overall portfolio was Mission West Properties, an office/industrial company suffering from the lingering effects of a high office vacancy rate in Silicon Valley. Mission West returned -13.1%, one of only a small handful of REITs with a negative total return in 2004.

    Like REITs, utility shares performed well during 2004, due mainly, in our view, to improving industry fundamentals, large dividend increases, and expectations for strong earnings growth in 2005. After several years of focusing on balance sheet repair and exiting un-regulated businesses, a favorable commodity price backdrop and constructive regulation has allowed many utilities to generate positive free cash flow for the first time in many years. Coupled with dividend payout ratios that are low by historical standards, managements of many utilities are now able to distribute excess cash flow to shareholders in the form of higher dividends. While not all utilities are raising their dividends, during the year, several utilities announced substantial dividend increases. TXU raised its dividend 350%, while double-digit increases were posted by Exelon (31%), Edison International (25%), PNM Resources (21%), Entergy (20%), and FirstEnergy (10%).

    Dividend increases from large cap utilities helped the integrated electric group, which generates, transmits and distributes electricity through regulated and unregulated companies, generate a total return of 26.2%. As a more interest-rate-sensitive sector, electric distribution utility share prices benefited from stable interest rates. The electric distribution sector produced a 6.3% total return. The integrated and natural gas distribution sectors had total returns of 26.2% and 0.7% respectively.

    The fund's top performing utility stock from inception through year-end was Exelon Corporation, which produced a total return of 36.3%. During the fourth quarter Exelon announced a 31% dividend increase and

--------------------------------------------------------------------------------
                                       2

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

committed to growing their dividend a further 14% upon completion of the company's planned acquisition of Public Service Enterprise Group, which operates in New Jersey. We believe the transaction will benefit shareholders as Exelon applies its best in class operating skills to Public Service's underperforming nuclear fleet. As the largest operator of low cost nuclear power plants in the US, Exelon has benefited from attractive margins in wholesale power markets which are becoming increasingly influenced by natural gas prices. The worst performing utility stock in the fund was Atmos Energy Corp., which had a total return of 0.7%.

INVESTMENT OUTLOOK

    We anticipate that economic fundamentals in 2005 will be substantially similar to 2004 and in a few ways even better. Our forecast is for U.S. GDP growth in the 3.5% range with job growth of about 2 million, barring any large, exogenous economic shocks, which should result in continuing improvement in the unemployment rate and real wage gains. In short, we believe the economic recovery should become self-sustaining and somewhat more steady.

    This should provide a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country. As a result, our estimates indicate that REIT cash flows and dividends will continue their re-acceleration through 2005 and 2006.

    We anticipate that a steadily growing economy will support demand for real estate and that muted new construction will constrain the supply of real estate in many markets. We expect accelerating cash flow growth and likewise accelerating, inflation-beating dividend growth. We believe that correctly anticipating these changing growth rates will be the key to REIT stock price performance again in 2005. Valuations, though above historical averages, are, we believe, partially reflecting some of these positives. However, valuations in our view are also not at levels that would indicate a peak in stock prices. As a result, we believe REITs may deliver attractive total returns in 2005.

    We believe utility stocks should continue to perform well in 2005 due to the combination of strong fundamentals, a favorable commodity environment and attractive earnings and dividend growth. Utility fundamentals have improved as utilities have refocused on their core regulated business franchises following problems associated with the partial deregulation of the industry. We expect that utility stocks will continue to benefit from a positive commodity environment as power prices are more heavily influenced by a supply-constrained natural gas market. In wholesale markets, utilities with nuclear and coal-fired power plants should be able to achieve attractive profit margins given higher power prices and relatively stable and low costs for these fuels. We also expect regulators to continue to be supportive of utilities' efforts to pass along higher commodity costs to consumers in retail markets.

    The positive commodity environment and constructive regulation will lead to attractive earnings and cash flow growth, in our opinion. The ratio of operating cash flow to interest expense for the sector increased to 6.4x at the end of the third quarter 2004 from 4.3x one year ago. Free cash flow increased to $2.4 billion for the trailing twelve months ending in the third quarter from -$5 billion for the same period one year earlier. These positive operating and financial trends should continue and enable the utility sector to generate double-digit earnings growth in 2005, currently higher than growth expectations for any other equity sector. This should also result in dividend growth that is above historical levels.

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                                       3

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

    We will continue to seek investments that allow the fund to meet its primary income objective while offering the potential for capital appreciation. We believe that both REITs and utilities should continue to benefit from improving fundamentals. A growing economy should support demand for real estate amidst constrained supply in many markets. We expect this to result in accelerating cash flow and dividend growth for REITs. We also believe that utilities will continue to focus on their core regulated businesses which provide the potential for stable cash flow and dividend growth. Consequently, we believe Cohen & Steers REIT and Utility Income Fund is well positioned to meet its goal of delivering attractive current income and capital appreciation over time. The REIT and utilities markets enjoyed strong performance in 2004. While we remain very optimistic that these sectors can continue to deliver attractive returns, investors are cautioned not to assume that returns will continue indefinitely at the same pace.

Sincerely,

          MARTIN COHEN            ROBERT H. STEERS
          MARTIN COHEN            ROBERT H. STEERS
          President               Chairman

          ROBERT BECKER           WILLIAM F. SCAPELL
          ROBERT BECKER           WILLIAM F. SCAPELL
          Portfolio Manager       Portfolio Manager

                        JOSEPH M. HARVEY
                        JOSEPH M. HARVEY
                        Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       4

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2004, AMPS represented 31% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 65% of our borrowings at an average interest rate of 3.5%, for an average remaining period of 4.1 years. By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                        LEVERAGE FACTS(a)

Leverage (as % of managed net assets)..............    31%
% Fixed Rate.......................................    65%
% Variable Rate....................................    35%
Average Rate on Swaps..............................   3.5%
Average Term on Swaps..............................   4.1 years
Current Rate on AMPS...............................   2.6%

-------------------
(a) Data as of December 31, 2004. Information subject to change.

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                                       5




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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                               DECEMBER 31, 2004
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                             MARKET           % OF
     SECURITY                                                 VALUE      MANAGED ASSETS
     --------                                              -----------   --------------
 1.  Equity Office Properties Trust......................  $77,301,952        4.21%
 2.  Hospitality Properties Trust........................   66,667,800        3.63
 3.  Southern Co. .......................................   66,269,040        3.61
 4.  Ameren Corp. .......................................   62,494,496        3.40
 5.  DTE Energy Co. .....................................   62,081,322        3.38
 6.  Cinergy Corp. ......................................   61,008,765        3.32
 7.  Progress Energy.....................................   55,486,860        3.02
 8.  Consolidated Edison.................................   53,676,875        2.92
 9.  Nationwide Health Properties........................   50,205,125        2.73
10.  Duke Energy Corp. ..................................   49,393,500        2.69

                            SECURITY TYPE BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)

                                  [PIE CHART]

Common Stock                    81.33%

Preferred Securities--
$25 Par Value                   12.57%

Preferred Securities--
Capital Trust                    2.63%

Corporate Bond                   2.53%

Cash and Other Assets in
Excess of Liabilities            0.94%




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                                       6

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)     (UNAUDITED)(a)
                                                ----------   --------------  -------------
COMMON STOCK                          117.95%(b)
  DIVERSIFIED                           5.72%
         Capital Trust -- Class A.............      66,100   $    2,029,931       6.51%
         Colonial Properties Trust............      78,500        3,082,695       6.82
         iStar Financial......................   1,002,700       45,382,202       6.16
         Lexington Corporate Properties
            Trust.............................     969,600       21,893,568       6.20
                                                             --------------
                                                                 72,388,396
                                                             --------------
  HEALTH CARE                           7.90%
         Health Care Property Investors.......     758,600       21,005,634       6.03
         Health Care REIT.....................     467,500       17,835,125       6.29
         Nationwide Health Properties.........   2,113,900       50,205,125       6.23
         Ventas...............................     400,000       10,964,000       4.74
                                                             --------------
                                                                100,009,884
                                                             --------------
  HOTEL                                 5.62%
         Hospitality Properties Trust.........   1,449,300       66,667,800       6.26
         Strategic Hotel Capital..............     274,900        4,535,850       5.33
                                                             --------------
                                                                 71,203,650
                                                             --------------
  INDUSTRIAL                            3.03%
         First Industrial Realty Trust........     941,400       38,343,222       6.83
                                                             --------------
  MORTGAGE                              2.92%
         Newcastle Investment Corp. ..........   1,164,400       37,004,632       7.87
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.
(b) Percentages indicated are based on the net assets applicable to common shares of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
OFFICE                                 18.91%
         Arden Realty.........................     975,300   $   36,788,316       5.36%
         BioMed Realty Trust..................      73,700        1,636,877       4.86
         Brandywine Realty Trust..............     356,200       10,468,718       5.99
         CarrAmerica Realty Corp. ............     150,000        4,950,000       6.06
         Equity Office Properties Trust.......   2,654,600       77,301,952       6.87
         HRPT Properties Trust................   3,089,700       39,640,851       6.55
         Kilroy Realty Corp. .................      45,600        1,949,400       4.63
         Mack-Cali Realty Corp. ..............     170,500        7,848,115       5.47
         Prentiss Properties Trust............     504,600       19,275,720       5.86
         Reckson Associates Realty Corp. .....   1,204,600       39,522,926       5.18
                                                             --------------
                                                                239,382,875
                                                             --------------
  OFFICE/INDUSTRIAL                     0.03%
         Liberty Property Trust...............       9,300          401,760       5.65
                                                             --------------
  RESIDENTIAL                          11.29%
    APARTMENT                          10.47%
         AMLI Residential Properties Trust....   1,002,100       32,067,200       6.00
         Apartment Investment & Management Co.     216,100        8,328,494       6.23
         Archstone-Smith Trust................     350,000       13,405,000       4.49
         Gables Residential Trust.............     780,700       27,941,253       6.73
         Home Properties......................     615,400       26,462,200       5.86
         Mid-America Apartment Communities....     188,700        7,778,214       5.68
         Town & Country Trust.................     600,000       16,578,000       6.23
                                                             --------------
                                                                132,560,361
                                                             --------------
    MANUFACTURED HOME                   0.82%
         Affordable Residential Communities...     511,700        7,342,895       8.71
         Sun Communities......................      75,000        3,018,750       6.06
                                                             --------------
                                                                 10,361,645
                                                             --------------
         TOTAL RESIDENTIAL....................                  142,922,006
                                                             --------------
  SELF STORAGE                          0.52%
         Sovran Self Storage..................     154,900        6,527,486       5.74
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
  SHOPPING CENTER                       5.30%
    COMMUNITY CENTER                    2.19%
         Heritage Property Investment Trust...     250,000   $    8,022,500       6.54%
         Kramont Realty Trust.................      52,200        1,221,480       5.56
         New Plan Excel Realty Trust..........     682,500       18,482,100       6.09
                                                             --------------
                                                                 27,726,080
                                                             --------------
    FREE STANDING                       2.44%
         Commercial Net Lease Realty..........   1,500,300       30,906,180       6.31
                                                             --------------
    REGIONAL MALL                       0.67%
         Glimcher Realty Trust................     305,500        8,465,405       6.93
                                                             --------------
         TOTAL SHOPPING CENTER................                   67,097,665
                                                             --------------
  UTILITY                              56.71%
    ELECTRIC -- DISTRIBUTION            7.47%
         Consolidated Edison..................   1,226,900       53,676,875       5.17
         Energy East Corp. ...................     352,100        9,394,028       4.12
         National Grid Transco plc (ADR)......     105,800        5,077,342       4.44
         NSTAR................................      93,000        5,048,040       4.09
         Pepco Holdings.......................   1,000,800       21,337,056       4.69
                                                             --------------
                                                                 94,533,341
                                                             --------------

                See accompanying notes to financial statements.
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                                       9

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
  ELECTRIC -- INTEGRATED               45.66%
         Ameren Corp. ........................   1,246,400   $   62,494,496       5.07%
         American Electric Power Co. .........     278,100        9,549,954       4.08
         Cinergy Corp. .......................   1,465,500       61,008,765       4.52
         Cleco Corp. .........................     243,500        4,933,310       4.44
         DTE Energy Co. ......................   1,439,400       62,081,322       4.78
         Dominion Resources...................     148,200       10,039,068       3.93
         Duke Energy Corp. ...................   1,950,000       49,393,500       4.34
         E.ON AG (ADR)........................     209,500       19,064,500       3.09
         Entergy Corp. .......................     419,500       28,354,005       3.20
         Exelon Corp. ........................     667,400       29,412,318       3.63
         FirstEnergy Corp. ...................     322,300       12,734,073       4.18
         Hawaiian Electric Industries.........     495,200       14,435,080       4.25
         PPL Corp. ...........................     229,500       12,227,760       3.08
         Pinnacle West Capital Corp. .........     397,500       17,652,975       4.28
         Progress Energy......................   1,226,500       55,486,860       5.22
         Public Service Enterprise Group......     952,500       49,310,925       4.25
         Southern Co. ........................   1,977,000       66,269,040       4.27
         Xcel Energy..........................     750,000       13,650,000       4.56
                                                             --------------
                                                                578,097,951
                                                             --------------
    GAS -- INTEGRATED                   3.58%
         KeySpan Corp. .......................     916,600       36,159,870       4.61
         Puget Energy.........................     372,500        9,200,750       4.05
                                                             --------------
                                                                 45,360,620
                                                             --------------
         TOTAL UTILITY........................                  717,991,912
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $1,344,393,928).......                1,493,273,488
                                                             --------------
PREFERRED SECURITIES -- $25 PAR VALUE  18.23%
  BANK                                  0.13%
         Colonial Capital Trust IV, 7.875%....      56,300        1,522,634       7.28
         Zions Capital Trust, 8.00%, Series B.      10,000          274,000        7.3
                                                             --------------
                                                                  1,796,634
                                                             --------------

                See accompanying notes to financial statements.
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                                       10

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
BANK -- FOREIGN                         0.09%
         Northern Rock plc, 8.00%, Series A...      45,531   $    1,142,373       7.97%
                                                             --------------
  FINANCE                               0.46%
    AUTO LOAN                           0.08%
         Ford Motor Credit Co., 7.60%.........      38,000          995,600       7.23
                                                             --------------
    CREDIT CARD                         0.36%
         MBNA Capital, 8.125% Series D
            (TruPS)...........................     105,142        2,832,525       7.54
         MBNA Capital, 8.10% Series E
            (TOPrS)...........................      64,000        1,753,600       7.41
                                                             --------------
                                                                  4,586,125
                                                             --------------
    DIVERSIFIED FINANCIAL SERVICES      0.02%
         USB Capital IV, 7.35%................       7,200          191,592       6.91
                                                             --------------
         TOTAL FINANCE........................                    5,773,317
                                                             --------------
  INSURANCE                             0.07%
    PROPERTY/CASUALTY                   0.05%
         St. Paul Capital Trust I, 7.60%
            (TruPS)...........................      24,300          647,352       7.13
                                                             --------------
    REINSURANCE -- FOREIGN              0.02%
         PartnerRE Capital Trust I, 7.90%.....       9,600          255,360       7.45
                                                             --------------
         TOTAL INSURANCE......................                      902,712
                                                             --------------
  MEDIA                                 0.69%
    CABLE TELEVISION                    0.50%
         Shaw Communications, 8.45%, Series A
            (COPrS)...........................     109,200        2,757,300       8.36
         Shaw Communications, 8.50%, Series B
            (COPrS)...........................     139,000        3,530,600       8.39
                                                             --------------
                                                                  6,287,900
                                                             --------------
    DIVERSIFIED SERVICES                0.19%
         Liberty Media Corp., 8.75% (CBTCS)...      33,800          920,712       8.04
         Liberty Media Corp., 8.75% (PPLUS)...      55,700        1,521,167       8.02
                                                             --------------
                                                                  2,441,879
                                                             --------------
         TOTAL MEDIA..........................                    8,729,779
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
REAL ESTATE                            16.51%
    DIVERSIFIED                         2.86%
         Bedford Property Investors, 7.625%,
            Series B..........................     253,050   $    6,475,549       7.46%
         Forest City Enterprises, 7.375%,
            Class A...........................     519,000       13,218,930       7.22
         iStar Financial, 7.875%, Series E....     258,000        6,769,920       7.51
         iStar Financial, 7.65%, Series G.....      77,000        1,986,600       7.40
         iStar Financial, 7.50%, Series I.....     250,000        6,377,500       7.37
         Lexington Corporate Properties Trust,
            8.05%, Series B...................      50,000        1,329,000       7.56
                                                             --------------
                                                                 36,157,499
                                                             --------------
    HEALTH CARE                         3.07%
         Health Care Property Investors,
            7.25%, Series E...................       7,000          182,700       6.93
         Health Care Property Investors,
            7.10%, Series F...................      10,000          253,100       7.03
         Health Care REIT, 7.875%,
            Series D..........................      63,536        1,651,301       7.58
         Health Care REIT, 7.625%,
            Series F..........................     305,600        7,716,400       7.03
         LTC Properties, 8.00%, Series F......     600,000       15,810,000       7.59
         Omega Healthcare Investors, 8.375%,
            Series D..........................     500,000       13,200,000       7.92
                                                             --------------
                                                                 38,813,501
                                                             --------------
    HOTEL                               0.74%
         Host Marriott Corp., 8.875%,
            Series E..........................      80,000        2,222,000       7.99
         Innkeepers USA, 8.00%, Series C......     222,900        5,739,675       7.77
         LaSalle Hotel Properties, 10.25%,
            Series A..........................      50,000        1,370,000       9.34
                                                             --------------
                                                                  9,331,675
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
OFFICE                                  4.58%
         Alexandria Real Estate Equities,
            8.375%, Series C..................     374,250   $    9,906,397       7.90%
         Brandywine Realty Trust, 7.375%,
            Series D..........................      27,500          691,625       7.32
         Brandywine Realty Trust, 7.50%,
            Series C..........................     177,410        4,527,503       7.37
         Corporate Office Properties Trust,
            8.00%, Series G...................       8,400          222,600       7.55
         CRT Properties, 8.50%, Series A......     111,900        2,946,327       8.09
         Equity Office Properties Trust,
            7.75%, Series G...................      24,600          664,200       7.19
         Highwoods Properties, 8.00%,
            Series B..........................     137,215        3,475,656       7.90
         Highwoods Properties, 8.00%,
            Series D..........................      60,089        1,512,440       7.95
         Kilroy Realty Corp., 7.80%,
            Series E..........................      99,500        2,606,900       7.44
         Maguire Properties, 7.625%,
            Series A..........................     590,400       15,114,240       7.46
         SL Green Realty Corp., 7.625%,
            Series C..........................     424,500       10,888,425       7.45
         SL Green Realty Corp., 7.875%,
            Series D..........................     211,200        5,480,640       7.59
                                                             --------------
                                                                 58,036,953
                                                             --------------
    OFFICE/INDUSTRIAL                   0.70%
         PS Business Parks, 7.00%,
            Series H..........................      44,100        1,093,239       7.06
         PS Business Parks, 6.875%,
            Series I..........................     246,900        6,098,430       6.96
         PS Business Parks, 7.95%,
            Series K..........................      65,000        1,716,000       7.54
                                                             --------------
                                                                  8,907,669
                                                             --------------
    RESIDENTIAL                         1.49%
       APARTMENT                        0.24%
         Apartment Investment & Management
            Co.,
            8.00%, Series V...................      24,000          608,880       7.88
         Colonial Properties Trust, 8.125%,
            Series D..........................       9,900          262,845       7.65
         Gables Residential Trust, 7.50%,
            Series D..........................      45,400        1,171,320       7.29
         Mid-America Apartment Communities,
            8.30%, Series H...................      38,100          990,600       8.00
                                                             --------------
                                                                  3,033,645
                                                             --------------
       MANUFACTURED HOME                1.25%
         Affordable Residential Communities,
            8.25%, Series A...................     607,100       15,833,168       7.90
                                                             --------------
         TOTAL RESIDENTIAL....................                   18,866,813
                                                             --------------
    SELF STORAGE                        0.02%
         Public Storage, 8.00%, Series R......       8,600          226,782       7.58
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
SHOPPING CENTER                         2.24%
       COMMUNITY CENTER                 1.45%
         Developers Diversified Realty Corp.,
            8.00%, Series G...................      26,500   $      708,875       7.48%
         Developers Diversified Realty Corp.,
            7.50%, Series I...................     300,700        7,788,130       7.26
         Kramont Realty Trust, 8.25%,
            Series E..........................     260,000        6,552,000       8.17
         Realty Income Corp., 7.375%,
            Series D..........................      26,700          695,268       7.07
         Saul Centers, 8.00%, Series A........      96,300        2,576,025       7.48
                                                             --------------
                                                                 18,320,298
                                                             --------------
       REGIONAL MALL                    0.79%
         CBL & Associates Properties, 7.75%,
            Series C..........................     114,710        3,014,579       7.38
         Cedar Shopping Centers, 8.875%,
            Series A..........................     137,500        3,627,250       8.42
         Mills Corp., 9.00%, Series C.........     109,400        3,041,320       8.09
         Mills Corp., 8.75%, Series E.........      12,400          351,664       7.72
                                                             --------------
                                                                 10,034,813
                                                             --------------
         TOTAL SHOPPING CENTER................                   28,355,111
                                                             --------------
    SPECIALTY                           0.81%
         Capital Automotive REIT, 7.50%,
            Series A..........................      50,300        1,292,710       7.32
         Capital Automotive REIT, 6.75%
            Series A..........................     150,000        3,750,000       6.76
         Capital Automotive REIT, 8.00%,
            Series B..........................     200,000        5,251,000       7.62
                                                             --------------
                                                                 10,293,710
                                                             --------------
         TOTAL REAL ESTATE....................                  208,989,713
                                                             --------------
  UTILITY                               0.28%
    ELECTRIC -- INTEGRATED              0.24%
         Dominion Resources Capital Trust II,
            8.40%, Series.....................       6,800          183,260       7.79
         Energy East Capital Trust I, 8.25%...      48,200        1,293,206       7.68
         Northern States Power Company, 8.00%
            (PINES)...........................       9,500          258,970       7.34
         PSEG Funding Trust II, 8.75%
            Series............................       8,500          236,300       7.88
         Puget Sound Energy Capital Trust II,
            8.40% (TOPrS).....................      39,100        1,036,541       7.92
                                                             --------------
                                                                  3,008,277
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
GAS -- DISTRIBUTION                     0.04%
         AGL Capital Trust II, 8.00%..........       9,900   $      262,647       7.54%
         Laclede Capital Trust I, 7.70%
            (TOPrS)...........................      10,000          276,200       6.99
                                                             --------------
                                                                    538,847
                                                             --------------
         TOTAL UTILITY........................                    3,547,124
                                                             --------------
              TOTAL PREFERRED SECURITIES --$25
                PAR VALUE (Identified
                cost -- $222,452,021).........                  230,881,652
                                                             --------------
PREFERRED SECURITIES -- CAPITAL TRUST   3.81%
  BANK                                  0.29%
         Astoria Capital Trust I, 9.75%, due
            11/1/29, Series B.................   3,000,000        3,636,600       8.04
                                                             --------------
  DIVERSIFIED FINANCIAL SERVICES        1.29%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)............  15,450,000       16,347,939       7.56
                                                             --------------
  ELECTRIC -- INTEGRATED                0.36%
         DPL Capital Trust II, 8.125%, due
            9/1/31............................   4,000,000        4,551,592       7.14
                                                             --------------
  FOOD -- DAIRY PRODUCTS                0.40%
         Dairy Farmers of America, 7.875%,
            Series 144A(a)....................      50,000        5,099,410       7.73
                                                             --------------
  INSURANCE -- MULTI-LINE               0.82%
         AFC Capital Trust I, 8.207%, due
            2/3/27, Series B..................  10,000,000       10,436,730       7.86
                                                             --------------
  OIL COMPANY -- EXPLORATION AND
    PRODUCTION          0.24%
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49................   3,000,000        3,025,077       7.69
                                                             --------------
  REAL ESTATE                           0.41%
         BF Saul Real Estate Investment Trust,
            7.50%, due 3/1/14..................  5,000,000        5,175,000       7.25
                                                             --------------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified
                cost -- $47,001,014)..........                   48,272,348
                                                             --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
CORPORATE BOND                          3.67%
  AUTOMOTIVE                            0.38%
         Delphi Automotive Systems Corp.,
            7.125%, due 5/1/29................   2,000,000   $    1,885,596       7.56%
         Ford Motor Co., 7.45%, due 7/16/31...   3,000,000        3,025,935
                                                             --------------
                                                                  4,911,531
                                                             --------------
  CABLE TELEVISION                      1.14%
         CSC Holdings, 7.875%, due 2/15/18....   5,500,000        5,967,500       7.26
         Cablevision Systems New York Group,
            8.00%, due 4/15/12, 144A..........   2,500,000        2,681,250       7.46
         Rogers Cable, 8.75%, due 5/01/32.....   5,195,000        5,792,425       7.85
                                                             --------------
                                                                 14,441,175
                                                             --------------
  FINANCE -- AUTO LOAN                  0.41%
         General Motors Acceptance Corp.,
            8.00%, due 11/1/31................   5,000,000        5,153,810       7.76
                                                             --------------
  INSURANCE                             0.66%
         Liberty Mutual Insurance, 7.697%, due
            10/15/97, 144A....................   6,000,000        6,303,300       7.33
         Oil Casualty Insurance, 8.00%, due
            9/15/34, 144A.....................   2,000,000        2,022,642       7.91
                                                             --------------
                                                                  8,325,942
                                                             --------------
  MEDICAL -- HOSPITAL                   0.64%
         Columbia/HCA, 8.36%, due 4/15/24.....   2,000,000        2,189,694       7.64
         Columbia/HCA, 7.69%, due 6/15/25.....   3,450,000        3,545,141       7.48
         Columbia/HCA, 7.75%, due 7/15/36.....   2,325,000        2,359,433       7.64
                                                             --------------
                                                                  8,094,268
                                                             --------------
  TELEPHONE -- INTEGRATED               0.44%
         Citizens Communications Co., 9.00%,
            due 8/15/31.......................   4,850,000        5,565,375       7.84
                                                             --------------
              TOTAL CORPORATE BOND
                (Identified
                cost -- $44,926,618)..........                   46,492,101
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                    PRINCIPAL        VALUE
                                                      AMOUNT        (NOTE 1)
                                                    ----------   --------------
COMMERCIAL PAPER                            0.48%
         State Street Corp., 1.70%, due 1/03/05
            (Identified cost -- $6,122,422)......   $6,123,000   $    6,122,422
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,664,896,003).............    144.14%                 1,825,042,011
OTHER ASSETS IN EXCESS OF
  LIABILITIES.........................      0.88%                    11,130,279
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M7,
  SERIES T7, SERIES W7, SERIES TH7,
  SERIES F7 (Equivalent to $25,000 per
  share based on 3,360 shares
  outstanding per class), SERIES F28,
  SERIES T28 (Equivalent to $25,000
  per share based on 3,000 shares
  outstanding per class)..............    (45.02)%                 (570,000,000)
                                          -------                --------------
                                          -------
NET ASSETS -- COMMON STOCK (Equivalent
  to $21.51 per share based on
  58,858,135 shares of capital stock
  outstanding)........................    100.00%                $1,266,172,290
                                          ------                 --------------
                                          ------                 --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  ADR        American Depositary Receipt
  CBTCS      Corporate Backed Trust Certificates
  COPrS      Canadian Origin Preferred Securities
  PINES      Public Income Notes
  PPLUS      Preferred Plus Trust
  TOPrS      Trust Originated Preferred Securities
  TruPS      Trust Preferred Securities

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
    Investments in securities, at value (Identified
      cost -- $1,664,896,003) (Note 1)......................  $1,825,042,011
    Cash....................................................             816
    Dividends and interest receivable.......................       9,689,759
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       5,042,515
    Receivable for investment securities sold...............          90,225
    Other assets............................................          51,651
                                                              --------------
        Total Assets........................................   1,839,916,977
                                                              --------------
LIABILITIES:
    Payable for dividends declared on common shares.........       1,120,118
    Payable to investment manager...........................       1,000,443
    Payable for dividends declared on preferred shares......         536,722
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         473,040
    Payable for common offering costs.......................         207,743
    Payable for preferred offering costs....................          73,901
    Payable to administrator................................          73,130
    Payable for directors fees..............................           4,312
    Other liabilities.......................................         255,278
                                                              --------------
        Total Liabilities...................................       3,744,687
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Auction market preferred shares, Series M7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series T7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series W7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series TH7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series F7, ($25,000
      liquidation value, $0.001 par value, 3,360 shares
      issued and outstanding) (Notes 1 and 5)...............      84,000,000
    Auction market preferred shares, Series F28, ($25,000
      liquidation value, $0.001 par value, 3,000 shares
      issued and outstanding) (Notes 1 and 5)...............      75,000,000
    Auction market preferred shares, Series T28, ($25,000
      liquidation value, $0.001 par value, 3,000 shares
      issued and outstanding) (Notes 1 and 5)...............      75,000,000
                                                              --------------
                                                                 570,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $1,266,172,290
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 58,858,135 shares
      issued and outstanding) (Notes 1 and 5)...............  $1,101,938,311
    Distributions in excess of net investment income........        (457,693)
    Accumulated net realized loss on investments............         (23,811)
    Net unrealized appreciation on investments and interest
      rate swap transactions................................     164,715,483
                                                              --------------
                                                              $1,266,172,290
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
  ($1,266,172,290[div]58,858,135 shares outstanding)........  $        21.51
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        18.76
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................          (12.78)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
          FOR THE PERIOD JANUARY 30, 2004(a) THROUGH DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income (net of $9,246 of foreign
       withholding tax).....................................  $ 65,670,699
    Interest income.........................................     4,998,171
                                                              ------------
         Total Income.......................................    70,668,870
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................    12,446,544
    Preferred remarketing fee...............................     1,105,738
    Administration fees (Note 2)............................       972,271
    Reports to shareholders.................................       228,622
    Custodian fees and expenses.............................       159,702
    Professional fees.......................................       126,381
    Directors' fees and expenses (Note 2)...................        48,947
    Transfer agent fees and expenses........................        20,271
    Miscellaneous...........................................       198,981
                                                              ------------
         Total Expenses.....................................    15,307,457
Reduction of Expenses (Note 2)..............................    (2,928,598)
                                                              ------------
         Net Expenses.......................................    12,378,859
                                                              ------------
Net Investment Income.......................................    58,290,011
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................     2,353,187
    Net realized loss on interest rate swap transactions....    (5,095,049)
    Net change in unrealized appreciation on investments....   160,146,008
    Net change in unrealized appreciation on interest rate
       swap transactions....................................     4,569,475
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................   161,973,621
                                                              ------------
Net Increase Resulting from Operations......................   220,263,632
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net Investment Income and net realized gain on
       investments..........................................    (7,648,356)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $212,615,276
                                                              ------------
                                                              ------------

-------------------
(a) Commencement of Operations

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                                FOR THE PERIOD
                                                              JANUARY 30, 2004(a)
                                                                    THROUGH
                                                               DECEMBER 31, 2004
                                                              -------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income..............................     $   58,290,011
         Net realized loss on investments and interest rate
            swap transactions...............................         (2,741,862)
         Net change in unrealized appreciation on
            investments and interest rate swap
            transactions....................................        164,715,483
                                                                 --------------
              Net increase resulting from operations........        220,263,632
                                                                 --------------
    Less Dividends and Distributions to Preferred
       Shareholders from:
         Net investment income..............................         (7,343,713)
         Net realized gain on investments...................           (304,643)
                                                                 --------------
              Total Dividends and distributions to preferred
                shareholders................................         (7,648,356)
                                                                 --------------
         Net increase in net assets from operations
            applicable to common shares.....................        212,615,276
                                                                 --------------
    Less Dividends and Distributions to Common Shareholders
       from:
         Net investment income..............................        (46,308,778)
         Net realized gain on investments...................         (2,072,519)
         Tax return of capital..............................        (13,412,617)
                                                                 --------------
              Total Dividends and distributions to common
                shareholders................................        (61,793,914)
                                                                 --------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common share
            transactions....................................      1,120,442,100
         Increase in net assets from shares issued to common
            shareholders for reinvestment of dividends......          1,329,853
         Decrease in net assets from underwriting
            commissions and offering expenses from issuance
            of preferred shares.............................         (6,521,300)
                                                                 --------------
              Net increase in net assets from capital stock
                transactions................................      1,115,250,653
                                                                 --------------
              Total increase in net assets applicable to
                common shares...............................      1,266,072,015
    Net Assets Applicable to Common Shares:
         Beginning of period................................            100,275
                                                                 --------------
         End of period(b)...................................     $1,266,172,290
                                                                 --------------
                                                                 --------------

-------------------
(a) Commencement of Operations

(b) Includes distributions in excess of net investment income of $457,693 at December 31, 2004.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                               FOR THE PERIOD
                                                             JANUARY 30, 2004(a)
                                                                   THROUGH
PER SHARE OPERATING PERFORMANCE:                              DECEMBER 31, 2004
--------------------------------                             ------------------
Net asset value per common share, beginning of period.......       $19.10
                                                                   ------
Income from investment operations:
   Net investment income....................................         0.90
   Net realized and unrealized gain on investments..........         2.97
                                                                   ------
       Total income from investment operations..............         3.87
                                                                   ------
Less dividends and distributions to preferred shareholders
 from:
   Net investment income....................................        (0.12)
   Net realized gain on investments.........................        (0.01)
                                                                   ------
       Total Dividends and distributions to preferred
         shareholders.......................................        (0.13)
                                                                   ------
       Total from investment operations applicable to common
         shares.............................................         3.74
                                                                   ------
Less Offering costs charged to paid-in capital -- common
 shares.....................................................        (0.04)
   Offering costs charged to paid-in capital -- preferred
     shares.................................................        (0.12)
   Dilutive effect of common share offering.................        (0.12)
                                                                   ------
       Total offering and organization costs................        (0.28)
                                                                   ------
Less Dividends and distributions to common shareholders
 from:
   Net investment income....................................        (0.79)
   Net realized gain on investments.........................        (0.03)
   Tax return of capital....................................        (0.23)
                                                                   ------
       Total Dividends and distributions to common
         shareholders.......................................        (1.05)
                                                                   ------
Net increase in net asset value.............................         2.41
                                                                   ------
Net asset value, per common share, end of period............       $21.51
                                                                   ------
                                                                   ------
Market value, per common share, end of period...............       $18.76
                                                                   ------
                                                                   ------
Net asset value total return(b).............................        19.46%(c)
                                                                   ------
                                                                   ------
Market value return(b)......................................        (0.50)%(c)
                                                                   ------
                                                                   ------

-------------------
(a) Commencement of operations.

(b) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(c) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                               FOR THE PERIOD
                                                             JANUARY 30, 2004(a)
                                                                   THROUGH
RATIOS/SUPPLEMENTAL DATA:                                     DECEMBER 31, 2004
-------------------------                                    ------------------
Net assets applicable to common shares, end of period
 (in millions)..............................................      $1,266.2
                                                                  --------
                                                                  --------
Ratio of expenses to average daily net assets applicable to
 common shares (before expense reduction)(b)................          1.49%(d)
                                                                  --------
                                                                  --------
Ratio of expenses to average daily net assets applicable to
 common shares (net of expense reduction)(b)................          1.21%(d)
                                                                  --------
                                                                  --------
Ratio of net investment income to average daily net assets
 applicable to common shares (before expense reduction)(b)..          5.40%(d)
                                                                  --------
                                                                  --------
Ratio of net investment income to average daily net assets
 applicable to common shares (net of expense reduction)(b)..          5.68%(d)
                                                                  --------
                                                                  --------
Ratio of expenses to average daily managed assets (before
 expense reduction)(b),(e)..................................          1.04%(d)
                                                                  --------
                                                                  --------
Ratio of expenses to average daily managed assets (net of
 expense reduction)(b),(e)..................................          0.84%(d)
                                                                  --------
                                                                  --------
Portfolio turnover rate.....................................         17.89%(c)
                                                                  --------
                                                                  --------
PREFERRED SHARES:
-----------------

Liquidation value, end of period (in 000's).                       570,000
                                                                  --------
                                                                  --------
Total shares outstanding (in 000's).........................            23
                                                                  --------
                                                                  --------
Asset coverage per share....................................      $ 80,534
                                                                  --------
                                                                  --------
Liquidation preference per share............................      $ 25,000
                                                                  --------
                                                                  --------
Average market value per share(f)...........................      $ 25,000
                                                                  --------
                                                                  --------

-------------------
(a) Commencement of operations.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) Not annualized.

(d) Annualized.

(e) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

(f) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers REIT and Utility Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 1, 2003 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The fund had no operations until December 10, 2003 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on January 30, 2004.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sales price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities. Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund has adopted a policy of recording distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the effect that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's distributions may consist of amounts derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares are accrued for the subsequent seven day period on the auction date. In

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28 and Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series T28 and Series F28 preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a management fee, computed daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period January 30, 2004 (commencement of operations) through December 31, 2004, the fund incurred investment management fees prior to fee waivers of $12,446,544.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the period ended January 30, 2004 (commencement of operations) through December 30, 2004, the investment manager waived management fees of $2,928,598.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee equal to, on an annual basis, 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the period January 30, 2004 (commencement of operations) through December 31, 2004, the fund incurred $753,242 in administration fees.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the period January 30, 2004 (commencement of operations) through December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $48,947.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period January 30, 2004 (commencement of operations) through December 31, 2004, totaled $1,939,373,830 and $264,709,633, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $13,412,617 ($0.23 per common share) for the period January 30, 2004 (commencement of operations) through December 31, 2004 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

    For the period January 30, 2004 (commencement of operations) through December 31, 2004 the dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                           FOR THE PERIOD
                                                          JANUARY 30, 2004
                                                          (COMMENCEMENT OF
                                                        OPERATIONS) THROUGH
                                                         DECEMBER 31, 2004
                                                         -----------------
Preferred shareholders:
    Ordinary income...................................       $ 7,343,713(a)
    Long-term capital gains...........................           304,643
                                                             -----------
         Total dividends and distributions to
            preferred shareholders....................       $ 7,648,356
                                                             -----------
                                                             -----------
Common shareholders:
    Ordinary income...................................       $46,308,778
    Long-term capital gains...........................         2,072,519
    Tax return of capital.............................        13,412,617
                                                             -----------
         Total dividends and distributions to common
            shareholders..............................       $61,793,914
                                                             -----------
                                                             -----------

-------------------
(a) Under federal income tax rules, the tax character of $536,722 will be determined based upon 2005 earnings and profits.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...........................................  $1,664,919,814
                                                           --------------
                                                           --------------
Gross unrealized appreciation............................  $  161,944,070
Gross unrealized depreciation............................      (1,821,873)
                                                           --------------
Net unrealized appreciation on investments...............     160,122,197
Net unrealized appreciation on interest rate swap
  transactions...........................................       4,648,505
                                                           --------------
Net unrealized appreciation..............................  $  164,770,702
                                                           --------------
                                                           --------------

    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio securities and differing treatment of swap income/expense.

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of interest rate swap payments and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the period January 30, 2004 (commencement of operations) through December 31, 2004 the fund decreased undistributed net investment income by $5,095,213 and increased accumulated net realized gain on investments by $5,095,213, relating primarily to differing treatment of interest rate swap income/expense.

    For the year ended December 31, 2004, the Fund did not have any undistributed oridinary income or capital gains.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. At December 31, 2004 Cohen & Steers Capital Management, Inc. owned approximately 5,500 shares.

    On January 30, 2004, the fund completed the initial public offering of 52,500,000 shares of common stock. Proceeds paid to the fund amounted to $1,000,650,000 after deduction of underwriting commissions and offering expenses of $49,350,000.

    On February 13, 2004, the fund completed a subsequent offering of 3,500,000 shares of common stock. Proceeds paid to the fund amounted to $66,710,000 after deduction of underwriting commissions and offering expenses of $3,290,000.

    On March 9, 2004, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $38,120,000 after deduction of underwriting commissions and offering expenses of $1,880,000.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    On March 12, 2004, the fund completed a subsequent offering of 785,000 shares of common stock. Proceeds paid to the fund amounted to $14,962,100 after deduction of underwriting commissions and offering expenses of $737,900.

    During the period January 30, 2004 (commencement of operations) through December 31, 2004, the fund issued 67,885 shares of common stock for the reinvestment of dividends.

    On March 23, 2004, the fund issued 3,360 taxable auction market preferred shares, Series M7 (par value $0.001), 3,360 taxable auction market preferred shares, Series T7 (par value $0.001), 3,360 taxable auction market preferred shares, Series W7 (par value $0.001), 3,360 taxable auction market preferred shares, Series TH7 (par value $0.001), 3,360 taxable auction market preferred shares, Series F7 (par value $0.001), 3,000 taxable auction market preferred shares, Series T28 (par value $0.001), and 3,000 taxable auction market preferred shares, Series F28 (par value $0.001)(together referred to as preferred shares). Proceeds paid to the fund amounted to $563,478,700 after deduction of underwriting commissions and offering expenses of $6,521,300. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, all of the forgoing as defined in the article supplementary of the fund, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, Royal Bank of Canada, and UBS AG. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at December 31, 2004 are as follows:

                                                                                                    UNREALIZED
                                    NOTIONAL                 FLOATING RATE(a)                      APPRECIATION/
          COUNTERPARTY               AMOUNT     FIXED RATE   (RESET MONTHLY)   TERMINATION DATE   (DEPRECIATION)
---------------------------------  -----------  ----------   ---------------   ----------------   --------------
Merrill Lynch Derivative
  Products AG....................  $46,000,000   3.2275%         2.4175%        March 29, 2008      $  570,602
Merrill Lynch Derivative
  Products AG....................  $46,000,000   3.4150%         2.4175%        March 29, 2009         713,942
Merrill Lynch Derivative
  Products AG....................  $46,000,000   3.4610%         2.4175%        March 29, 2010       1,123,884
Merrill Lynch Derivative
  Products AG....................  $34,000,000    3.535%         2.4150%        April 23, 2008         103,826
Royal Bank of Canada.............  $68,000,000    2.990%         2.4175%        March 26, 2009       2,196,872
UBS AG...........................  $30,000,000    3.220%         2.3400%           May 7, 2007         132,629
UBS AG...........................  $34,000,000    3.440%         2.4100%        April 19, 2008         200,760
UBS AG...........................  $34,000,000    4.060%         2.4100%        April 19, 2010        (151,853)
UBS AG...........................  $34,000,000   4.1725%         2.4175%        April 28, 2010        (321,187)
                                                                                                    ----------
                                                                                                    $4,569,475
                                                                                                    ----------
                                                                                                    ----------

NOTE 7. SUBSEQUENT EVENT

    On January 18, 2005, the fund issued 3,000 auction market preferred shares, Series W28 (par value $0.001). Proceeds paid to the fund amounted to $73,865,172 after deduction of underwriting commissions and offering expenses of $1,134,828. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2004.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers REIT and Utility Income Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers REIT and Utility Income Fund, Inc. (the 'Fund') at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period January 30, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                                                   PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                                 TOTAL RETURN(a)
                  (PERIOD ENDED DECEMBER 31, 2004) (UNAUDITED)

                                 SINCE INCEPTION
                                    (1/30/04)
                                    ---------
                                     19.46%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $27,561,433. Additionally, the fund designates long term capital gains distributions of $2,377,162 at the 15% rate or the maximum allowable.

    Shareholders are advised to consult with their own tax advisors as to the Federal, State, and local tax status of the income received.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed

-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned to shareholders for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

    As required, the fund has submitted to the New York Stock Exchange ('NYSE') the annual certification of the fund's chief executive officer that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the fund's Form N-CSR for the year ended December 31, 2004 filed with the SEC.

                          CHANGES IN INVESTMENT POLICY

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year.

    Joseph M. Harvey was appointed as a portfolio manager of the fund in August 2004. He joined Cohen & Steers Capital Management, the fund's advisor, in 1992 and currently serves as its president. Mr. Harvey also serves as president of the advisor's parent company, Cohen & Steers, Inc. Prior to August 2003, he was a senior vice president and director of investment research for the advisor.

    The board of directors approved a change to one of the fund's investment policies to allow up to 20% of the fund's managed assets to be invested in foreign securities, with up to 10% of the fund's managed assets in emerging market issuers. Foreign securities markets may have substantially less volume than U.S. securities markets, making some foreign issuers less liquid and more volatile than securities of comparable domestic issuers.

                                 PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-300-7348.

                                                          PRINCIPAL OCCUPATION    NUMBER OF FUNDS
                                                          DURING PAST 5 YEARS   WITHIN FUND COMPLEX
                         POSITION(S) HELD     TERM OF       (INCLUDING OTHER    OVERSEEN BY DIRECTOR   LENGTH OF
NAME, ADDRESS AND AGE*      WITH FUND         OFFICE      DIRECTORSHIPS HELD)   (INCLUDING THE FUND)  TIME SERVED
----------------------      ---------         ------      -------------------   --------------------  -----------
Interested Directors(1)
Robert H. Steers .....   Director, chairman     2005     Co-chairman and                14               Since
Age: 51                     of the board,                co-chief executive                            inception
                            and secretary                officer of the advisor
                                                         since 2003 and prior
                                                         to that, chairman of
                                                         the advisor. President
                                                         of Cohen & Steers
                                                         Securities, LLC, the
                                                         fund's distributor.

Martin Cohen .........      Director,          2005      Co-chairman and                14               Since
Age: 55                   president and                  co-chief executive                            inception
                             treasurer                   officer of the advisor
                                                         since 2003 and prior
                                                         to that, president of
                                                         the advisor. Vice
                                                         president of Cohen &
                                                         Steers Securities,
                                                         LLC, the fund's
                                                         distributor.

Disinterested Directors

Bonnie Cohen(2) ......       Director          2005      Consultant. Prior              14               Since
Age: 61                                                  thereto,                                      inception
                                                         Undersecretary of
                                                         State, United States
                                                         Department of State.
                                                         Director of Wellsford
                                                         Real Properties, Inc.

George Grossman ......       Director          2005      Attorney-at-law.               14               Since
Age: 50                                                                                                inception
                                                                                   (table continued on next page)

-------------------
  * The address for all directors is 757 Third Avenue, New York, NY 10017.
(1) 'Interested person,' as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.
(2) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

(table continued from preceding page)

                                                          PRINCIPAL OCCUPATION    NUMBER OF FUNDS
                                                          DURING PAST 5 YEARS   WITHIN FUND COMPLEX
                         POSITION(S) HELD     TERM OF       (INCLUDING OTHER    OVERSEEN BY DIRECTOR   LENGTH OF
NAME, ADDRESS AND AGE*      WITH FUND         OFFICE      DIRECTORSHIPS HELD)   (INCLUDING THE FUND)  TIME SERVED
----------------------      ---------         ------      -------------------   --------------------  -----------
Richard E. Kroon .....       Director          2005      Board member of Finlay         14              2004 to
Age: 62                                                  Enterprises, Inc.                              present
                                                         (operator of
                                                         department store fine
                                                         jewelry leased
                                                         departments), and
                                                         several private
                                                         companies; member of
                                                         Investment
                                                         Subcommittee, Monmouth
                                                         University; retired
                                                         Chairman and Managing
                                                         Partner of Sprout
                                                         Group venture capital
                                                         funds, then an
                                                         affiliate of
                                                         Donaldson, Lufkin and
                                                         Jenrette Securities
                                                         Corporation; and
                                                         former chairman of the
                                                         National Venture
                                                         Capital Association.

Richard J. Norman ....       Director          2005      Private investor.              14               Since
Age: 61                                                  President of the Board                        inception
                                                         of Directors of
                                                         Maryland Public
                                                         Television and board
                                                         member of The
                                                         Salvation Army. Prior
                                                         thereto, investment
                                                         representative of
                                                         Morgan Stanley Dean
                                                         Witter.

Frank K. Ross ........       Director          2005      Board member of NCRIC          14              2004 to
Age: 61                                                  Group, Inc.                                    present
                                                         (insurance) and Pepco
                                                         Holdings, Inc.
                                                         (electric utility).
                                                         Formerly, midatlantic
                                                         area managing Partner
                                                         for audit and risk
                                                         advisory services at
                                                         KPMG LLP and managing
                                                         partner of its
                                                         Washington, DC office.

Willard H. Smith,            Director          2005      Board member of Essex          14               Since
Jr. ..................                                   Property Trust, Inc.,                         inception
Age: 68                                                  Highwoods Properties,
                                                         Inc., Realty Income
                                                         Corporation and Crest
                                                         Net Lease, Inc.
                                                         Managing director at
                                                         Merrill Lynch & Co.,
                                                         Equity Capital Markets
                                                         Division from 1983 to
                                                         1995.
                                                                                   (table continued on next page)

--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

(table continued from preceding page)

                                                          PRINCIPAL OCCUPATION    NUMBER OF FUNDS
                                                          DURING PAST 5 YEARS   WITHIN FUND COMPLEX
                         POSITION(S) HELD     TERM OF       (INCLUDING OTHER    OVERSEEN BY DIRECTOR   LENGTH OF
NAME, ADDRESS AND AGE*      WITH FUND         OFFICE      DIRECTORSHIPS HELD)   (INCLUDING THE FUND)  TIME SERVED
----------------------      ---------         ------      -------------------   --------------------  -----------
C. Edward Ward, Jr. ...      Director          2005      Member of the board of         14              2004 to
Age: 58                                                  trustees of Manhattan                          present
                                                         College, Riverdale,
                                                         New York. Formerly
                                                         head of closed-end
                                                         fund listings for the
                                                         New York Stock
                                                         Exchange.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                           POSITION(S) HELD
 NAME, ADDRESS AND AGE*       WITH FUND          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ----------------------       ---------          ----------------------------------------
Robert Becker ..........                      Senior vice president of the advisor since
Age: 36                                       2003. Prior to that, Mr. Becker was a
                                              co-portfolio manager, Franklin Templeton
                                              Investments; and has also held positions in
                                              equity research for the utility sector, Salomon
                                              Smith Barney and Scudder, Stevens and Clark.

Joseph M. Harvey .......    Vice president    President of the advisor since 2003 and, prior
Age: 40                                       to that, senior vice president and director of
                                              investment research of the advisor.

Adam M. Derechin .......  Vice president and  Chief operating officer of the advisor since
Age: 40                       assistant       2003 and prior to that, senior vice president
                              treasurer       of the advisor.

William F. Scapell .....                      Senior vice president of the advisor since
Age: 38                                       2003. Prior to that, director in the
                                              fixed-income research department and chief
                                              investment strategist for preferred securities
                                              at Merrill Lynch & Co., Inc. Prior to working
                                              for Merrill Lynch, Mr. Scapell was employed at
                                              the Federal Reserve Bank of New York in both
                                              supervision and monetary policy roles.

Lawrence B. Stoller ....      Assistant       Executive vice president and general counsel of
Age: 41                       secretary       the advisor, since 2004; Chief legal officer of
                                              Cohen & Steers Securities, LLC. Prior to that,
                                              Senior vice president and general counsel of
                                              the advisor, associate general Counsel,
                                              Neuberger Berman Management, Inc. (money
                                              manager); and assistant general counsel, The
                                              Dreyfus Corporation (money manager).

John E. McLean .........   Chief compliance   Vice president and associate general counsel of
Age: 34                        officer        Cohen & Steers Capital Management since
                                              September 2003. Prior to that, vice president,
                                              Law & Regulation, J. & W. Seligman & Co.
                                              Incorporated (money manager); and associate,
                                              Battle Fowler LLP (law firm).

-------------------

* The address of each officer is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                    COHEN & STEERS                                     COHEN & STEERS
                  REALTY INCOME FUND                                   REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
         A, B, C AND I SHARES AVAILABLE                      PRIMARILY IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                    FOR TOTAL RETURN:                               FOR CAPITAL APPRECIATION

                     COHEN & STEERS                                     COHEN & STEERS
                      UTILITY FUND                                     REALTY FOCUS FUND

         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX,                       A, B, C AND I SHARES AVAILABLE
               CSUIX                                         SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                                   INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT MANAGER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Bonnie Cohen                             FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
George Grossman                          Boston, MA 02110
Director
                                         TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                         Equiserve Trust Company
Director                                 250 Royall Street
                                         Canton, MA 02021
Richard J. Norman                        (800) 426-5523
Director
                                         TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                            The Bank of New York
Director                                 100 Church Street
                                         New York, NY 10007
Willard H. Smith Jr.
Director                                 LEGAL COUNSEL
                                         Simpson Thacher & Bartlett LLP
C. Edward Ward, Jr.                      425 Lexington Avenue
Director                                 New York, NY 10017

Robert Becker                            New York Stock Exchange Symbol: UTF
Vice president                           Web site: cohenandsteers.com

Adam Derechin                            This report is for shareholder information. This is not
Vice president and assistant treasurer   a prospectus intended for use in the purchase or sale
                                         of fund shares. Past performance is of course no
Joseph M. Harvey                         guarantee of future results and your investment may
Vice president                           be worth more or less at the time you sell.

William F. Scapell
Vice president

Lawrence B. Stoller
Assistant secretary

--------------------------------------------------------------------------------
                                       38

COHEN & STEERS
REIT AND UTILITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


     COHEN & STEERS
REIT AND UTILITY INCOME FUND

    ---------------

     ANNUAL REPORT
   DECEMBER 31, 2004

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                                   2004     2003
                                                                 --------   ----
Audit Fees                                                       $123,390   N/A
Audit-Related Fees                                                 40,000   N/A
Tax Fees                                                           12,600   N/A
All Other Fees                                                         --   N/A

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant's preferred shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                                                   2004     2003
                                                                  -------   ----
Audit-Related Fees                                                     --   N/A
Tax Fees                                                               --   N/A
All Other Fees                                                    $62,500   N/A

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e) (2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $120,600 and $0, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Frank
K. Ross (chairman), Bonnie

Cohen, George Grossman, Richard E. Kroon, Richard J. Norman, Willard H. Smith Jr. and C. Edward Ward.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
     STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.   Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

     A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

     B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

     C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

     1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

     2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

     3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

     4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

     5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

     6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

     7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.   Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers - C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C.   Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.   Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

     1.   creates a blank check preferred stock; or

     2.   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.   Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.   Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V.   Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

     o    Name of the company

     o    Ticker symbol

     o    CUSIP number

     o    Shareholder meeting date

     o    Brief identification of each matter voted upon

     o    Whether the matter was proposed by management or a shareholder

     o    Whether C&S voted on the matter

     o    If C&S voted, then how C&S voted

     o    Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

o Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

o Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

o Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

o Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

o Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policies and Procedures. The General Counsel of C&S(or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall receive on at least an annual basis from each member of the Investment

Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise the General Counsel of C&S if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S(or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV.  Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S. If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT & UTILITY INCOME FUND, INC.


     By: /s/ Robert H. Steers
         -------------------------------
             Name: Robert H. Steers
             Title: Chairman

     Date: March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



         By: /s/ Robert H. Steers                      By: /s/ Martin Cohen
             ---------------------------------------       -------------------------------------------
             Name: Robert H. Steers                            Name: Martin Cohen
             Title: Chairman, Secretary and                    Title: President, Treasurer
                     and principal executive officer                   and principal financial officer

         Date: March 8, 2005





                          STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..............................  'SS'
The division sign shall be expressed as............................... [div]